                                                                    EXHIBIT 99.4



THIS IS NOT A PROXY. PLEASE DO NOT SEND IN THIS FORM WITH YOUR PROXY CARD. INSTEAD, PLEASE RETURN THE COMPLETED FORM TO STOCKTRANS, INC., THE EXCHANGE AGENT, IN THE ENCLOSED ENVELOPE BEFORE THE ELECTION DEADLINE, WHICH WILL BE TEN DAYS AFTER WE COMPLETE THE MERGER.


                          CONESTOGA ENTERPRISES, INC.
                             202 EAST FIRST STREET
                            BIRDSBORO, PENNSYLVANIA

                      ELECTION FORM/LETTER OF TRANSMITTAL

Dear Conestoga Shareholder:

     We are sending you this election form/letter of transmittal in connection with the merger transaction in which D&E Communications, Inc. proposes to acquire Conestoga. You should carefully read the accompanying proxy statement/prospectus which discusses the merger in detail.

     As more fully described in the accompanying proxy statement/prospectus, if the Conestoga shareholders adopt the merger agreement and all other merger conditions are satisfied or waived, Conestoga shareholders will receive merger consideration for each share of Conestoga common stock owned by them. The value of the merger consideration is intended to be $33.00 per share of Conestoga stock, however, this value may fluctuate depending on several variables, including the price of D&E Communications common stock and the results of the shareholder elections. See the sections entitled "SUMMARY," "THE MERGER AGREEMENT -- Shareholder Elections," "-- Merger Consideration Analysis" and
"-- Proration Adjustment" in the proxy statement/prospectus for discussion on the fluctuation of consideration value.

     A completed election form/letter of transmittal must be received by the exchange agent no later than 5:00 p.m., New York City time, on the date that is ten days after we complete the merger, or if such day is not a business day, the next business day (the "Election Deadline"). TO ASSIST YOU IN YOUR ELECTION, PROMPTLY AFTER THE MERGER OCCURS, D&E COMMUNICATIONS WILL SEND TO YOU A NOTICE ANNOUNCING CERTAIN INFORMATION RELATED TO THE ELECTION OPTIONS, SUCH AS THE EXCHANGE RATIO THAT WILL BE USED TO DETERMINE THE NUMBER OF SHARES OF D&E COMMUNICATIONS STOCK THAT YOU WILL RECEIVE FOR EACH SHARE OF CONESTOGA STOCK IF YOU RECEIVE D&E COMMUNICATIONS STOCK, AND THE ELECTION DEADLINE. WE WILL ALSO ANNOUNCE THIS INFORMATION IN A PRESS RELEASE.

     This form offers you an opportunity to indicate your preference to receive one of the following three forms of merger consideration for your shares of Conestoga common stock:

     - with respect to 100% of your shares of Conestoga common stock, $33.00 in cash per share (a "Cash Election"),

     - with respect to 100% of your shares of Conestoga common stock, a number of shares of D&E Communications common stock determined by reference to a variable exchange ratio (a "Stock Election") or

     - with respect to 55% of your shares of Conestoga common stock, $33.00 in cash per share, and with respect to 45% of your shares of Conestoga common stock, a number of shares of D&E Communications common stock determined by reference to a variable exchange ratio (a "Cash/Stock Election").

IF YOU DO NOT MAKE AN ELECTION, YOU WILL BE DEEMED TO HAVE MADE A CASH/STOCK ELECTION.

     You should make an election on this form, but if you elect a Cash Election or a Stock Election, you may not receive what you elect. CONESTOGA SHAREHOLDERS ELECTING TO RECEIVE CASH FOR 55% OF THEIR SHARES OF CONESTOGA COMMON STOCK AND D&E COMMUNICATIONS COMMON STOCK FOR 45% OF THEIR SHARES OF CONESTOGA COMMON STOCK WILL RECEIVE CASH AND STOCK IN ACCORDANCE WITH THEIR ELECTION. For further information regarding potential adjustments to your election, see "THE MERGER AGREEMENT -- Proration Adjustment" in the accompanying proxy statement/prospectus.

     At the time that you vote for the merger, you will not know the value of your consideration. However, as stated above, the proxy statement/prospectus contains ranges of the values.

     You may revoke an election made by this form by providing notice to the exchange agent prior to the Election Deadline in accordance with the instructions included in Part A.2 of the "General Instructions" at the end of this form.

     No fractional shares of D&E Communications common stock will be issued in the merger. Instead, each Conestoga shareholder who would otherwise be entitled to receive a fractional share will receive an amount in cash, rounded to the nearest whole cent, equal to the fractional interest multiplied by the volume weighted average sales price of D&E Communications common stock for the 20 trading days, during which trading in D&E Communications stock occurred, immediately preceding the second business day before we complete the merger.

     Each Conestoga shareholder should complete this form and return it along with stock certificates, or a guarantee of delivery for the shares covered by this form to:

                                StockTrans, Inc.

                  BY MAIL, OVERNIGHT COURIER OR HAND DELIVERY:

                             44 W. Lancaster Avenue
                               Ardmore, PA 19003

    BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY): 610.649.7302

                       CONFIRM BY TELEPHONE: 610.649.7300

IF THE EXCHANGE AGENT DOES NOT RECEIVE A PROPERLY COMPLETED AND SIGNED ELECTION FORM/LETTER OF TRANSMITTAL ALONG WITH THE APPLICABLE STOCK CERTIFICATES, OR A GUARANTEE OF DELIVERY FOR THE SHARES OF CONESTOGA COMMON STOCK COVERED BY THIS FORM BY THE ELECTION DEADLINE, THEN THAT SHAREHOLDER WILL BE DEEMED NOT TO HAVE MADE A VALID ELECTION AND WILL BE TREATED AS IF THEY HAD MADE A CASH/STOCK ELECTION WITH RESPECT TO ANY SHARES FOR WHICH THEY FAIL TO TIMELY MAKE AN ELECTION.

     As a courtesy, the exchange agent may attempt to contact any Conestoga shareholder who fails to properly comply with these instructions (and who provides a phone number). However, there is no guaranty that any such contact will be made. In any event, each Conestoga shareholder is solely responsible for properly completing and timely returning the election form/letter of transmittal.

     If the merger is not completed for any reason, this form will be void and of no effect. Certificate(s) for shares of Conestoga common stock previously delivered to the exchange agent will be promptly returned.

     Under Pennsylvania law, Conestoga shareholders do not have the right to dissent from the merger. See "THE MERGER AGREEMENT -- No Conestoga Shareholder Dissenters' Rights" in the accompanying proxy statement/prospectus.

     Please read carefully the accompanying instructions to the election form and to the letter of transmittal, as well as the General Instructions for completing the election form/letter of transmittal. Then complete the information as required and return this form, along with all of your Conestoga stock certificates, or guarantee of delivery of shares in the enclosed envelope to the exchange agent no later than 5:00 p.m., New York City time, on the Election Deadline at the address listed above.

     Delivery of this form to an address other than as set forth above will not constitute a valid delivery. You must sign this form where requested.

     The following are the required steps to properly complete this election form/letter of transmittal: Step 1 -- complete the election form; Step
2A -- complete the letter of transmittal; Step 2B -- if applicable, verify if your certificates are lost; and Step 3 -- complete the substitute Form W-9. Instructions for each step are set forth in detail below.

                            INSTRUCTIONS FOR STEP 1
                                 ELECTION FORM

SHARE IDENTIFICATION. You must identify the shares of Conestoga common stock that you own. In the spaces provided under the column titled "Name(s) and Address(es) of Registered Holder(s)," print the name(s) and address(es) of the registered holder(s). In the spaces provided under the column titled "Certificate Number," insert the stock certificate number for each stock certificate you hold. If you do not hold stock certificate(s), please indicate that fact in the "Certificate Number" column. In the spaces provided under the column titled "Number of Shares Represented By," insert the number of shares represented by the corresponding stock certificate(s) or held in book-entry form. At the bottom of the "Number of Shares Represented By" column, please insert the total number of shares of Conestoga common stock you own.

ELECTION.  Indicate the consideration you would like to receive.

     - 100% CASH ELECTION. You may choose to make a 100% cash election with respect to your shares of Conestoga common stock (a "Cash Election"). To make a 100% cash election, you should check the appropriate box on the form.

     - 100% STOCK ELECTION. You may choose to make a 100% stock election with respect to your shares of Conestoga common stock (a "Stock Election"). To make a 100% stock election, you should check the appropriate box on the form.


     - 55% CASH/45% STOCK ELECTION. You may choose to make a 55% cash/45% stock election with respect to your shares of Conestoga common stock (a "Cash/Stock Election"). To make a 55% cash/45% stock election, you should check the appropriate box.


NON-ELECTION. IF YOU FAIL TO MAKE AN AFFIRMATIVE ELECTION FOR YOUR SHARES OR IF YOU FAIL TO PROPERLY SUBMIT THIS FORM, YOU WILL BE DEEMED TO HAVE MADE A CASH/STOCK ELECTION.

PLEASE REVIEW CAREFULLY "THE MERGER AGREEMENT -- SHAREHOLDER ELECTIONS" AND
"-- MERGER CONSIDERATION ANALYSIS" AND "-- PRORATION ADJUSTMENT" ON PAGES
   THROUGH    OF THE ACCOMPANYING PROXY STATEMENT/ PROSPECTUS FOR AN EXPLANATION
OF THE CONVERSION OF THE SHARES OF CONESTOGA COMMON STOCK. AS EXPLAINED IN THE PROXY STATEMENT/PROSPECTUS, IF YOU MAKE A CASH ELECTION OR A STOCK ELECTION YOU MAY NOT RECEIVE THE FORM OF CONSIDERATION THAT YOU ELECT. SEE "THE MERGER AGREEMENT -- PRORATION ADJUSTMENT."

Once you have completed Step 1, go to Step 2A

                                     STEP 1
                                 ELECTION FORM

                  IDENTIFY YOUR SHARES AND MAKE YOUR ELECTION

To be used to make an election to receive cash, shares of D&E Communications, Inc. or a combination of cash and D&E Communications shares in connection with the proposed acquisition of Conestoga Enterprises, Inc. by D&E Communications.

YOU SHOULD READ CAREFULLY THIS ELECTION FORM, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT.

1.  ABOUT YOU AND YOUR SHARES -- INDICATE ADDRESS CHANGES AS NECESSARY BELOW

NAME AND ADDRESS OF REGISTERED HOLDER(S)
(IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)  INDICATE CERTIFICATE  NUMBER OF SHARES REPRESENTED BY THE CERTIFICATE OR
ON CERTIFICATE(S) OR BOOK-ENTRY ACCOUNT)                     NUMBER(S)*           COVERED BY A NOTICE OF GUARANTEED DELIVERY
------------------------------------------------------    ----------------    --------------------------------------------
------------------------------------------------------    ----------------    --------------------------------------------
------------------------------------------------------    ----------------    --------------------------------------------
------------------------------------------------------    ----------------    --------------------------------------------
------------------------------------------------------    ----------------    --------------------------------------------
                                           TOTAL NUMBER OF SHARES DELIVERED:  --------------------------------------------


     [ ] CHECK HERE IF SHARES ARE BEING DELIVERED USING THE GUARANTEED DELIVERY PROCEDURES.



     * Certificate numbers are not required if using the guaranteed delivery procedures.


2. ELECTION OPTIONS AND REQUIRED SIGNATURES. ALL CONESETOGA CERTIFICATES MUST ACCOMPANY THIS FORM (EXCEPT AS SET FORTH IN SECTIONS 2 AND 5 OF THE INSTRUCTIONS).

A.  ELECTION OPTIONS -- PLEASE CHOOSE ONE

-----------------------------------------------------------------------------------------------
 [ ] EXCHANGE 100% OF YOUR       [ ] EXCHANGE 100% OF YOUR       [ ] EXCHANGE 55% OF YOUR
 CONESTOGA SHARES FOR CASH. (1)  CONESTOGA SHARES FOR D&E        CONESTOGA SHARES FOR CASH AND
                                 COMMUNICATIONS COMMON           45% OF YOUR CONESTOGA SHARES
                                 STOCK.(1)                       FOR D&E COMMUNICATIONS COMMON
                                                                 STOCK.(2)
-----------------------------------------------------------------------------------------------

(1) This election is subject to proration.
(2) This election is not subject to proration. Conestoga shareholders who elect this option will receive their requested form of merger consideration.

B.  REQUIRED SIGNATURE -- ALL CONESTOGA SHAREHOLDERS MUST SIGN BELOW.

X                                -----------------------------    -----------------------------
-----------------------------
 Signature of Shareholder        Date                             Daytime Telephone Number
X                                -----------------------------    -----------------------------
-----------------------------
 Signature of Shareholder        Date                             Daytime Telephone Number

                            INSTRUCTIONS FOR STEP 2A
                             LETTER OF TRANSMITTAL

     Regardless of your election in Step 1, if you are a Conestoga shareholder, you must send all of your Conestoga common stock certificates, book entry transfer of shares or guarantee of delivery of shares to the exchange agent with the following letter of transmittal. See General Instruction A.1.

     Please read and sign the letter of transmittal on the following page.

     If you have all of the stock certificates representing your shares of Conestoga common stock and do not have special payment or delivery instructions as set forth below, sign the letter of transmittal and go to Step 3. See General Instruction D.2 regarding the proper form of signatures.

     If you have lost any or all of the stock certificates representing your shares of Conestoga common stock, in addition to signing the letter of transmittal and sending it to the exchange agent together with any stock certificates you do have as described above, you must complete Step 2B with respect to any certificates you have lost.

     If you want any D&E Communications common stock certificates being issued to you pursuant to the merger agreement to be registered in the name of, and/or you want any cash being paid to you pursuant to the merger agreement to be payable to, someone other than the person or entity listed on your Conestoga stock certificate, then you must complete and sign the "Special Transfer or Payment Instructions" box below. If you transferred any of your shares to someone else after [RECORD DATE], 2002, you must complete and sign the "Special Transfer or Payment Instructions" box below. See General Instruction D.7 for information about your responsibility for transfer taxes if you complete the "Special Transfer or Payment Instructions" box.

     If you want the D&E Communications common stock certificates or book entry and/or the cash being issued or paid to you pursuant to the merger to be registered or payable to you, but sent to someone else, you must complete and sign the "Special Delivery Instructions" box below.

     If you fill out either the "Special Transfer or Payment Instructions" box or the "Special Delivery Instructions" box, you must have your signature(s) medallion guaranteed by an eligible institution. See General Instruction D.4.

     If your Conestoga stock certificates are not deliverable to the exchange agent prior to 5:00 p.m., New York City time, on the Election Deadline, a guarantee of delivery may be completed by an eligible institution and your election will be valid if the exchange agent receives the completed election form/letter of transmittal prior to the Election Deadline and the stock certificates no later than 12:00 noon, New York City time, on the third trading day after the Election Deadline.

     The exchange agent will issue you a single check and/or a single book entry representing D&E Communications common stock. If you would prefer to receive a stock certificate, please check the box in the "Receipt of Certificates" section below. If you request a stock certificate, the exchange agent will issue a single certificate representing the D&E Communications common stock. However, if for tax purposes or otherwise you wish to have more than one certificate issued, please provide explicit instructions to the exchange agent (including the particular denominations of the certificates).

                                    STEP 2A
                             LETTER OF TRANSMITTAL

StockTrans, Inc., Exchange Agent:

     In connection with the merger, the undersigned hereby submits the stock certificate(s) representing the undersigned's shares of Conestoga Enterprises, Inc. common stock to, or hereby transfers ownership of such stock certificate(s) by book-entry transfer to the account of, StockTrans, Inc., the exchange agent designated by Conestoga Enterprises, Inc. ("Conestoga") and D&E Communications, Inc. ("D&E Communications"), or its replacement or successor, and instructs the exchange agent, following the effective time of the merger, to deliver to the undersigned, in exchange for the undersigned's shares of Conestoga common stock, cash and/or shares of D&E Communications Common Stock pursuant to the undersigned's election as set forth on the election form enclosed with this letter of transmittal. The undersigned understands that the undersigned's election may be adjusted pursuant to the terms of the merger agreement.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims, and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or D&E Communications to be appropriate or necessary to complete the sale, assignment, or transfer of the shares of Conestoga common stock. All authority conferred or agreed to be conferred in this letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     Unless otherwise indicated under the "Special Transfer or Payment Instructions" box below, please issue any certificate for shares of D&E Communications common stock and/or any check payable in exchange for the undersigned's shares of Conestoga common stock in the name of the registered holder(s) of such shares of Conestoga common stock. Similarly, unless otherwise indicated in the "Special Delivery Instructions" box, please mail any certificate for shares of D&E Communications common stock and/or any check payable in exchange for the undersigned's shares of Conestoga common stock to the registered holder(s) of such shares of Conestoga common stock at the address or addresses shown below.

                 REGISTERED CONESTOGA SHAREHOLDER(S) SIGN HERE
                      (Letter of Transmittal Signature(s))

------------------------------------------------------------
Signature of Shareholder

Print Name:
             -----------------------------------------------------------
------------------------------------------------------------
Social Security or Tax ID Number

Address:
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
Date:                                                                     , 2002
      -----------------------------------------------------------

------------------------------------------------------------
Signature of Shareholder
Print Name:
             -----------------------------------------------------------
------------------------------------------------------------
Social Security or Tax ID Number
Address:
         -----------------------------------------------------------
         -----------------------------------------------------------
         -----------------------------------------------------------
Date:                                                                     , 2002
      -----------------------------------------------------------

--------------------------------------------------------------------------------


                    SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS


   (To be completed ONLY if you want the D&E Communications common stock certificates and/or the cash being issued/paid to you pursuant to the merger agreement to be registered/payable to someone else.)

   If you complete this special payment instruction, you will need a signature guarantee by an eligible institution (a financial institution which is a participant in the Securities Transfer Agents Medallion Program ("Stamp"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP"), or The Stock Exchange Medallion Program ("SEMP") and must NOT be dated -- guarantees by a notary public are NOT acceptable).

   Register my shares of D&E Communications common stock and/or make payment to the following:

   Name:
   -------------------------------------------------------

   Address:
   -----------------------------------------------------

   ---------------------------------------------------------------


   ---------------------------------------------------------------

                                              Medallion Guarantee
   City                  State          Zip Code

--------------------------------------------------------------------------------


                         SPECIAL DELIVERY INSTRUCTIONS


   (To be completed ONLY if you want the D&E Communications common stock certificates and/or the cash being issued/paid to you pursuant to the merger agreement to be registered/payable to you but sent to someone else.)

   If you complete this special delivery instruction, you will need a signature guarantee by an eligible institution.

   Mail or deliver my shares of D&E Communications common stock and/or send payment to the following:

   Name:
   -------------------------------------------------------

   Address:
   -----------------------------------------------------

   ---------------------------------------------------------------


   ---------------------------------------------------------------

                                              Medallion Guarantee
   City                  State          Zip Code

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

(In the event that the check and/or certificates representing shares of D&E Communications common stock is to be issued in exactly the name of the record holder(s) of the common shares of Conestoga, no guarantee of the Signature on this Election Form/Letter of Transmittal is required.)

If you have filled out either the "Special Transfer or Payments Instructions" box or, the "Special Delivery Instructions" box or the "Guarantee of Delivery" box, you must have your signature(s) medallion guaranteed by an eligible institution, i.e., a member firm of a registered national securities exchange, a member of the NASD, Inc. or a commercial bank or trust company in the United States.


                             GUARANTEE OF DELIVERY


If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution.

The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for Conestoga common stock to which this Election Form/Letter of Transmittal relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 12:00 noon, New York City time, on the third trading day after the Election Deadline.

The undersigned acknowledges that it must deliver the shares of Conestoga common stock covered by this Election Form/Letter of Transmittal to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

----------------------------------------------       ----------------------------------------------
Dated                                                Printed Firm Name
----------------------------------------------       ----------------------------------------------
Certificate Number(s)                                Authorized Signature
----------------------------------------------       ----------------------------------------------
Number of Shares of Conestoga Common Stock           Address
                                                     ----------------------------------------------
                                                     Telephone Number (including area code)

                            INSTRUCTION FOR STEP 2B
                       CERTIFY IF CERTIFICATE(S) ARE LOST

     If you are unable to locate some or all of the stock certificates representing your shares of Conestoga common stock, you must complete the certification on the following page. Your signature must be notarized.

     Please see General Instruction D.2 regarding proper signatures.

     After you have completed Step 2B, go to Step 3.

                                    STEP 2B
                       CERTIFY IF CERTIFICATE(S) ARE LOST

     The certificate(s) representing the following shares of Conestoga common stock has/have been lost, stolen, seized, or destroyed:

Certificate Number(s):
----------------------------------

                     -----------------------------------------------------------

Shares:
---------------------------------------------------

        -----------------------------------------------------------


     (1) I hereby certify that: (a) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them; (b) I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of Conestoga Enterprises, Inc. common stock represented by such stock certificate(s), or any interest therein, or assigned any power of attorney or other authorization respecting the same that is now outstanding and in force, or otherwise disposed of such stock certificate(s); and (c) no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of Conestoga common stock.



     (2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless D&E Communications, Inc., and any person, firm, or corporation now or hereafter acting as D&E Communications, Inc.'s transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.


     (3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to D&E Communications, Inc. the lost stock certificate(s) should it/they hereafter come into my possession or control.

------------------------------------------------------------
Signature

------------------------------------------------------------
Signature

------------------------------------------------------------
Signature

-----------------------------------------------------, 2002
Date

-----------------------------------------------------, 2002
Date

-----------------------------------------------------, 2002
Date

STATE OF             )
                     )  :ss.
COUNTY OF          )

     I,            , a Notary Public, do hereby certify that on the    day    of
2002, personally appeared before me           , known to me to be the persons
whose name(s) is/are subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

  ------------------------------------------------------------------------------

     (Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

                             INSTRUCTION FOR STEP 3
                          COMPLETE SUBSTITUTE FORM W-9

     Conestoga shareholders must complete the following Substitute Form W-9 to avoid having 30% of any cash payment withheld for federal income tax purposes as set forth in General Instruction D.6 to this form.

     Please do the following:

     (1) write your name and social security number (or employer identification number for entities) in Part I of the Substitute Form W-9;

     (2) check the box next to "Individual/Sole Proprietor," "Corporation," "Partnership" or "Other" (and, if other, write in the type of entity); and

     (3)  sign the "Certification" box in Part 2 of the Substitute Form W-9.

     If you do not yet have a Taxpayer Identification Number, please complete and sign the "Certification of Payee Awaiting Taxpayer Identification Number" box at the bottom of the page.

     Please see General Instruction D.6 for information on this Form W-9 and General Instruction D.2 regarding proper signatures.

                                     STEP 3
                          COMPLETE SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I: TAXPAYER IDENTIFICATION NUMBER -- FOR ALL               Social Security Number
  FORM W-9                     ACCOUNTS, ENTER TAXPAYER IDENTIFICATION NUMBER AT BOX AT              or Employer
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                   Identification Number
                               Note: If the account is in more than one name, see the
                               chart in the enclosed guidelines to determine which number to give the payer.
                                                                                            ----------------------------
                             ---------------------------------------------------------------------------------------------
                               PART II--Check the box if you are exempt from back upwithholding (see enclosed
 DEPARTMENT OF THE             guidelines):   [ ]
  TREASURY                     -------------------------------------------------------------------------------------------
  INTERNAL REVENUE SERVICE     PART III: CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown
  PAYERS REQUEST FOR
  TAXPAYER IDENTIFICATION      on this form is my correct Taxpayer Identification Number (or I am waiting for a number to
  NUMBER (TIN)                 be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                               "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).
                               Certification Instruction--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest of dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed guidelines.)
                               -------------------------------------------------------------------------------------------

                               SIGNATURE: ________________________________________  DATE: ________________
--------------------------------------------------------------------------------------------------------------------------
 NOTE: Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the merger. Please review the enclosed guidelines for certification of taxpayer identification number on
 Substitute Form W-9 for additional details. You must complete the following certificate if you are awaiting (or will soon apply for) a taxpayer identification number.
  ------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
 Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do
 not provide a taxpayer identification number to the depositary within sixty (60) days, the depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.
  Signature: ______________________________________________________ Date: ---------------, 2002
 Name (Please Print)
 -------------------------------------------------------------------------------------------------
 Address (Please Print)
 -------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                         GIVE THE NAME AND
                                         SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF: --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(3)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(4)
 7.  a. The usual revocable savings      The grantor
        trust account (grantor is also   trustee(1)
        trustee)
     b. So called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
------------------------------------------------------------

----------------------------------------------------------------
                                            GIVE THE NAME AND
                                         EMPLOYER IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:               NUMBER OF:
----------------------------------------------------------------
 8.  Sole proprietorship account and     The owner(5)
     single-member limited liability
     companies (LLCs)
 9.  A valid trust, estate, or pension   Legal entity (Do not
     trust                               furnish the identifying
                                         number of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself is
                                         not designated in the
                                         account title.)(3)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership(6)
     name of the business
13.  Association, club, or other tax     The organization
     exempt organization
14.  A broker or registered nominee      The broker or nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
----------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) List first and circle the name of the legal trust, estate, or pension trust.
(4) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(5) You must show your individual name, but you may also enter your business or "doing business" name. You may use either your Social Security number or your Employer Identification number.
(6) This also applies to LLCs with at least two members.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Internal Revenue Service Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at your local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees generally exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement plan or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a) of the Code.
  - An exempt charitable remainder trust, described in Section 664 of the Code, or a non-exempt trust described in Section 4947(a)(1) of the Code.
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) distributions made by an ESOP.

    Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
  - Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
  - Payments on tax-free covenant bonds under Section 1451 of the Code.
  - Payments made by certain in foreign organizations.

    Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

    PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.


3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.


4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                              GENERAL INSTRUCTIONS

A.  SPECIAL CONDITIONS.

     1. TIME IN WHICH TO ELECT. To be effective, a completed election form/letter of transmittal and your Conestoga common stock certificate(s), a book entry transfer of shares, or a guarantee of delivery for the shares covered by this election form/letter of transmittal, must be received by the exchange agent at the address set forth on page 2 no later than the "Election Deadline." If the merger is approved and thereafter completed, and if the exchange agent has not received a properly completed election form/letter of transmittal prior to the Election Deadline, you will be deemed to have made an election to receive cash consideration for 55% of your Conestoga shares and D&E Communications common stock consideration for 45% of your Conestoga shares.

     2. REVOCATION OF ELECTION. An election may be revoked by the person who submitted the election form/letter of transmittal to the exchange agent by written notice to the exchange agent, or by withdrawal of the shares of Conestoga common stock deposited by such person with the exchange agent, prior to the Election Deadline. A holder may submit a new election form at the time it revokes an earlier election or at any time after revoking an earlier election, but the exchange agent MUST receive the revocation and the new election form before the Election Deadline for the revocation and new election to be effective. If the merger agreement is terminated, all election forms/letters of transmittal will automatically be revoked and the stock certificates tendered will be promptly returned to you.

B.  ELECTION PROCEDURES.

     A description of the election procedures is contained in the proxy statement/prospectus under "THE MERGER AGREEMENT -- Procedures for Shareholder Elections" and is fully set forth in the merger agreement. All elections are subject to compliance with those procedures. Before making any election, you should read carefully, among other matters, the information contained in the proxy statement/prospectus under "THE MERGER -- Material Federal Income Consequences." See also "RISK FACTORS -- Risks Relating to the Merger."

     As a result of the election procedures, if you elect to receive the merger consideration in 100% cash or 100% D&E Communications common stock, you may receive shares of D&E Communications common stock and/or cash in amounts that vary from your election in Step 1. You will not be able to change the number of shares or the amount of cash allocated to you by the exchange agent pursuant to the election procedures.

C.  RECEIPT OF SHARES OR CASH.

     Promptly after the Election Deadline, D&E Communications will instruct the exchange agent to mail physical certificate(s) (if you have so indicated) or effect a single book entry representing your shares of D&E Communications common stock and/or cash payments by check to you or as you otherwise instruct in this election form/letter of transmittal (if you complete the "Wiring Instructions" in Step 2A of this form and you are to receive at least $500,000, cash will be sent to you by wire transfer) as soon as is practicable. If you fail to submit a properly completed election form/letter of transmittal and stock certificates, a book entry transfer of shares, or a guarantee of delivery for the shares of Conestoga common stock covered by the election form/ letter of transmittal by the Election Deadline as set forth above, you will be deemed to have made an election to receive cash consideration for 55% of your Conestoga shares and D&E Communications common stock consideration for 45% of your Conestoga shares you will be entitled to receive the applicable merger consideration after the certificate(s) representing such shares of Conestoga common stock have been submitted.

     No fractional shares of D&E Communications common stock will be issued in the merger. Instead, each Conestoga shareholder that otherwise would be entitled to receive a fractional share will receive an amount in cash equal to that fraction multiplied by the per share value of the D&E Communications common stock as determined in accordance with the terms of the merger agreement.

D.  GENERAL.

     1. EXECUTION AND DELIVERY. This election form/letter of transmittal must be properly filled in, dated, and signed in all applicable places, and must be delivered (together with all of the other required materials) to the exchange agent at the address as set forth on page 2. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT YOUR OPTION AND RISK, BUT IF YOU CHOOSE TO RETURN YOUR MATERIALS BY MAIL, WE SUGGEST YOU SEND

THEM BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, USING THE ENCLOSED ENVELOPE.

     2. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Conestoga common stock described on this form have been assigned by the registered holder(s), in which event this form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

     If this form is signed by a person or persons other than the registered holder(s) of the certificates, the certificates must be endorsed or accompanied by appropriate stock powers, medallion signature guaranteed, in either case signed exactly as the name(s) of the registered owner(s) appears on the certificates.

     If this form or any stock certificate(s) or stock power(s) is signed by a trustee, executor administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give the signing person's full title in such capacity.

     3. NEW CERTIFICATES AND CHECKS IN SAME NAME. If you are receiving any shares of D&E Communications common stock, the stock certificate(s) representing such shares of D&E Communications common stock and/or any check(s) in respect of shares of Conestoga common stock shall be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing such shares of Conestoga common stock submitted with this form, unless the "Special Transfer or Payment Instructions" box in Step 2A above is completed. No endorsement of certificate(s) or separate stock power(s) is required.

     4. GUARANTEE OF SIGNATURE. No signature guarantee is required on this form if it is signed by the registered holder(s) of the shares of Conestoga common stock surrendered under this form, and the shares of D&E Communications common stock and/or the check are to be issued and/or payable to the record holder(s) without any change or correction in the name of the record holder(s). In all other cases, all signatures on this form must be guaranteed. All signatures required to be guaranteed must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., or a commercial bank or trust company in the United States. Public notaries cannot execute acceptable guarantees of signatures. Contact your broker to determine if they can provide such a guarantee.

     5. MISCELLANEOUS. A single check, or wire transfer, and/or stock certificates or a single book entry representing shares of D&E Communications common stock to be received will be issued to you unless you have instructed us otherwise in this form.

     All questions with respect to this form (including, without limitation, questions relating to the timeliness or effectiveness of any election or the revocation of any election, and computations as to any adjustments) will be determined by the exchange agent, which determination shall be conclusive and binding.

     6. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of U.S. federal income tax law, any payments made to you pursuant to the merger may be subject to backup withholding of 30%. To prevent backup withholding, Conestoga shareholders must complete and sign the Substitute Form W-9 included in Step 3 of this form and either (a) provide your correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that you are awaiting a TIN), and that (i) you have not been notified by the IRS that you have been subjected to backup withholding as a result of failure to report all interest or dividends or
(ii) the IRS has notified you that you are no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the bottom portion of the Substitute Form W-9 is signed as indicating that you are awaiting a TIN, the exchange agent will retain 30% of cash payments made to you during the 60 day period after the date of the Substitute Form W-9. If you furnish the exchange agent with your TIN within 60 days of the date of the Substitute Form W-9, the exchange agent will remit those withheld amounts retained during this 60-day period to you. If, however, you have not provided the exchange agent with your TIN within this 60-day period, the exchange agent will remit these previously retained amounts to the IRS as backup withholding. In general, if you are an individual, the TIN is your social security-number. If the certificates for Conestoga common stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines
                                        19
for Certification of Taxpayer Identification Number on page   for additional
guidance on which number to report. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of

30%. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for this statement can be obtained from the exchange agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W 9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if stock is held in more than one name), consult the Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9 on page   .

     Failure to complete the Substitute Form W-9 will not, by itself, cause your shares of Conestoga common stock to be deemed invalidly tendered, but may require the exchange agent to withhold 30% of the amount of any payments made pursuant to the merger. Backup withholding is not an additional U.S. federal income tax. Rather the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     7. TRANSFER TAXES. If you completed the "Special Transfer or Payment Instructions" box above in Step 2A, you must pay the exchange agent any and all required transfer or other taxes or must establish that these taxes have been paid or are not applicable.

                                        21